Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Mizuho Securities USA LLC.
Credit Agricole Securities (USA) Inc.
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2020-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “MBALT  2020-B_KPMG AUP Data Tape_v6.xls,” provided by the Company on August 25, 2020 (the “Data File”), containing certain information related to 28,897 motor vehicle leases secured by Mercedes-Benz automobiles as of July 31, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Lease Trust 2020-B. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of motor vehicles by lessees of Mercedes-Benz passenger cars and sport utility vehicles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

•	The term “Modification Letter” means the document, provided to us by the Company, containing the updated terms of the Lease Contract, as applicable.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•	The term “Lease File” means any file containing some or all of the following documents: Lease Contract, Modification Letter, and various screenshots contained within ALFA and ACE.

A.
We randomly selected a sample of 100 Leases from the Data File as instructed by the Company (the “Sample Leases”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we recomputed or compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Lease File. The Specified Parties indicated that the absence of any of the Lease File documents or the inability to agree the indicated information from the Data File to the Lease File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Lease File documents are listed in the order of priority until such attribute was agreed.

Attributes	Lease File/Company’s Instructions

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract and instructions provided by the Company described below

Maturity Date	Lease Contract, Modification Letter, and instructions provided by the Company described below

New/Used	Lease Contract and instructions provided by the Company described below

Original Term	Lease Contract

Current Remaining Term (Recomputed Current Remaining Term)	ALFA and instructions provided by the Company described below

Contract Residual	Lease Contract

State of Origination	ALFA and instructions provided by the Company described below

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Model Class	Lease Contract and instructions provided by the Company described below

Vehicle Model Year	Lease Contract

Attributes	Lease File/Company’s Instructions

FICO Score	ACE and instructions provided by the Company described below

Subvented Status	ALFA and instructions provided by the Company described below

Co-Lessee Present Indicator	ACE

Current Delinquency Status	ALFA and instructions provided by the Company described below

1.
For purposes of comparing Original Start Date, we were instructed by the Company to consider Sample Leases with Original Start Dates on the 29th, 30th, or 31st of the month in the respective Lease Contract to be in agreement if the Sample Lease information in the Data File stated the Original Start Date as the 1st day of the following month for Sample Leases with Account Numbers beginning with 5, and the 1st, 2nd, or 3rd day, respectively, of the following month for Sample Leases with Account Numbers beginning with 7. We were informed by the Company that ALFA does not permit Original Start Dates to occur at the end of the month, and it will adjust such dates (i.e., 29th, 30th or 31st) to the 1st of the following month.

2.
For purposes of comparing Maturity Date, if the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, we were instructed by the Company to consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two (2) days.

3.	For purposes of comparing New/Used, we were instructed by the Company to consider “Pre-owned” stated on the Lease Contract to be “Used.”

4.	For purposes of comparing Current Remaining Term, we were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.
Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.
If the “Receivables“ screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term.

iii.	If the Paid-Through Date was on the 1st of each month, add one (1) to the number of payments calculated in the steps (i) or (ii) above, as applicable, to obtain the Current Remaining Term.

iv.
If the Sample Lease was subject to lease payment deferral (identified by a numerical value in the “O_DeferralNumber” field or a date in the “O_DeferNewRentDate” field of the Data File), we were instructed by the Company to subtract the number of lease payment deferrals listed on the “Customer Payments” screen in ALFA from the number of payments calculated in steps (i), (ii), or (iii) above, as applicable, to obtain the Recomputed Current Remaining Term.

5.
For purposes of comparing State of Origination, we were instructed by the Company to consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, we were instructed to consider the state with the most recent date to be the State of Origination.

6.
For purposes of comparing Vehicle Model Class, if the Vehicle Model Class stated in the Data File did not agree to the Vehicle Model Class listed in the Lease Contract, we were instructed by the Company to compare the Vehicle Model Class stated in the “Description” line on the “Asset Details” screen in ALFA or the ”Model” line on the “Asset” screen in ALFA.

7.
For purposes of comparing FICO Score, if the FICO Score stated in the Data File did not agree to the FICO Score listed on the ACE screen, we were instructed by the Company to compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

8.	For purposes of comparing Subvented Status, we were instructed by the Company to consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:

•	“Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.

•	“N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.

•	“Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.

•	“N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

We were instructed by the Company to consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. We were instructed by the Company to consider a Sample Lease to have a Residual Subsidy if we identified a “RVE Percentage” in the “Subsidy” line on the “Miscellaneous” screen in ALFA.

9.
For purposes of comparing Current Delinquency Status (in number of days), if the Current Delinquency Status stated in the Data File did not agree to the Current Delinquency Status listed on the “Delinquency Summary” screen in ALFA, we were instructed by the Company to calculate the number of days delinquent as the difference between the Cutoff Date and the last invoiced date in July 2020 listed on the “Invoices & Receipts” screen in ALFA.

The information regarding the Sample Leases in the Data File was found to be in agreement with the respective information in the Lease Files. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File and Lease Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Lease Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP
Irvine, California
September 2, 2020

Exhibit A
The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number(*)	Sample Lease Number	Lease Number(*)
1	48	35	10722	69	20066
2	191	36	10896	70	20481
3	293	37	10897	71	20107
4	381	38	10919	72	21530
5	611	39	10983	73	21943
6	620	40	11741	74	22180
7	1466	41	11580	75	22251
8	2098	42	12050	76	22484
9	2129	43	12085	77	22926
10	2484	44	12949	78	22950
11	2526	45	13088	79	23161
12	3056	46	12951	80	23850
13	3388	47	13543	81	24242
14	4319	48	13927	82	24315
15	4423	49	14137	83	24359
16	4633	50	14430	84	24645
17	4799	51	14511	85	24872
18	4864	52	14545	86	25632
19	4650	53	14625	87	25787
20	5151	54	14752	88	25991
21	5814	55	14770	89	26221
22	5958	56	15173	90	26656
23	6025	57	15218	91	26943
24	6045	58	15532	92	27331
25	6582	59	16430	93	27905
26	6997	60	16660	94	27965
27	7558	61	17168	95	27913
28	7645	62	17477	96	28568
29	8738	63	17695	97	28834
30	8819	64	17622	98	28762
31	9021	65	17853	99	28809
32	9065	66	19098	100	28850
33	10250	67	19352
34	10280	68	19469

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.